Exhibit 10.3
FIRST AMENDMENT AGREEMENT
     This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 11th day of December, 2009 among:
     (a) SYKES ENTERPRISES, INCORPORATED, a Florida corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and
     (c) KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”).
     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 30, 2009, that provides, among other things, for loans and letters of credit aggregating Fifty Million Dollars ($50,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and
     WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:
     1. Additions to Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     “Permitted Foreign Subsidiary Loans, Guaranties and Investments” means:
     (a) the investments by Borrower or a Domestic Subsidiary in a Foreign Subsidiary, in such amounts existing as of the Closing Date and set forth on Schedule 5.11 hereto;
     (b) the loans by Borrower or a Domestic Subsidiary to a Foreign Subsidiary, in such amounts existing as of the Closing Date and set forth on Schedule 5.11 hereto;
     (c) any investment by a Foreign Subsidiary in, or loan from a Foreign Subsidiary to, a Company;

     (d) the guaranty by Borrower of the Indebtedness of Sykes Bermuda pursuant to the Sykes Bermuda Credit Agreement; and
     (e) after the Closing Date, the loans by a Credit Party to, the investments by a Credit Party in, and the guaranties by a Credit Party of the Indebtedness of, Foreign Subsidiaries, up to the aggregate amount, for all such loans, investments and guaranties, but excluding the guaranty by Borrower permitted pursuant to subpart (d) of this definition, of Twenty Million Dollars ($20,000,000).
     “Sykes Bermuda” means Sykes (Bermuda) Holdings Limited, a Bermuda exempted company.
     “Sykes Bermuda Credit Agreement” means that certain Credit Agreement among Sykes Bermuda, the lenders party thereto and Agent, dated as of December 11, 2009, that provides for a term loan in an aggregate amount not to exceed Seventy-Five Million Dollars ($75,000,000).
     “First Amendment Effective Date” means December 11, 2009.
     2. Deletion of Definition. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Permitted Foreign Subsidiary Loans and Investments”.
     3. Amendment to Borrowing Covenant Provisions. Section 5.8 of the Credit Agreement is hereby amended to change the lettering of subsection (h) to (i), to amend subsection (g) and to add a new subsection as a replacement subsection (h), with the revised subsections (g), (h) and (i) to read as follows:
     (g) Permitted Foreign Subsidiary Loans, Guaranties and Investments;
     (h) Indebtedness of Sykes Bermuda pursuant to the Sykes Bermuda Credit Agreement; and
     (i) in addition to the Indebtedness permitted pursuant to subsection (h) hereof, unsecured Indebtedness of a Foreign Subsidiary, so long as the aggregate principal amount of all such Indebtedness for all Foreign Subsidiaries shall not exceed Ten Million Dollars ($10,000,000) at any time outstanding.
     4. Amendment to Investments, Loans and Guaranties Covenant Provisions. Section 5.11 of the Credit Agreement is hereby amended to delete subpart (vi) therefrom and to insert in place thereof the following:
     (vi) any Permitted Investment or Permitted Foreign Subsidiary Loans, Guaranties and Investments, so long as no Default or Event of Default shall then exist or would result therefrom;

     5. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment.
     6. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the First Amendment Effective Date as if made on the First Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true an correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     7. Waiver and Release. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     8. References to Credit Agreement and Ratification. Each reference that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     JURY TRIAL WAIVER. BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ W. Michael Kipphut

Name:	W. Michael Kipphut
Title:	Senior Vice President & CFO

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Jennifer O’Brien

Name:	Jennifer O’Brien
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Cameron S. Cardozo

Name:	Cameron S. Cardozo
Title:	Senior Vice President
Signature Page to
First Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of December 11, 2009. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SYKES ENTERPRISES — SOUTH AFRICA, INC.		MCQUEEN INTERNATIONAL INCORPORATED

By:	/s/ James T. Holder	By:	/s/ James T. Holder

Name:	James T. Holder	Name:	James T. Holder
Title:	Vice President & Secretary	Title:	Secretary

SYKES REALTY, INC.		SYKES E-COMMERCE, INCORPORATED

By:	/s/ James T. Holder	By:	/s/ W. Michael Kipphut

Name:	James T. Holder	Name:	W. Michael Kipphut
Title:	President & Secretary	Title:	President

SYKES GLOBAL HOLDINGS, LLC		SYKES LP HOLDINGS, LLC

By:	/s/ W. Michael Kipphut	By:	/s/ W. Michael Kipphut

Name:	W. Michael Kipphut	Name:	W. Michael Kipphut
Title:	Senior Vice President	Title:	Senior Vice President